FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2000-1

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2000-1 Supplement, dated as of February 28, 2000 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


Due Period Ending            September 30, 2001
Determination Date           October 9, 2001
Distribution Date            October 15, 2001


                                                                  -----
Class A and Class B Accumulation Period ("Y" or "N")?              N
                                                                  -----
Early Amortization Period ("Y" or "N")?                            N
                                                                  -----
Sharing Principal Collections with another Series ("Y" or "N")?    N
                                                                  -----



MASTER TRUST INFORMATION

Receivables

1.     The aggregate amount of Eligible Receivables as of the end of
       the last day of the relevant Due Period                                      $  1,046,912,708.02

2.     The aggregate amount of Principal Receivables as of the end
       of the last day of the relevant Due Period                                   $  1,018,097,095.51

3.     The aggregate amount of Finance Charge Receivables as of
       the end of the last day of the relevant Due Period                           $     28,815,612.51

4.     The aggregate amount of Discount Option Receivables as of
                                                                                     -------------------
                                                                                     -------------------
       the last day of the relevant Due Period                                      $              0.00
                                                                                     -------------------
                                                                                     -------------------

5.     The Transferor Amount as of the end of the last day of the
       relevant Due Period                                                          $     12,297,095.51

6.     The Minimum Transferor Amount as of the end of the last
       day of the relevant Due Period                                               $              0.00

7.     The Excess Funding Account Balance as of the end of the
       last day of the relevant Due Period                                          $              0.00

8.     The aggregate principal balance of Receivables determined to be
       Receivables of Defaulted Accounts for the relevant Due Period                $      6,701,658.30

9.     The aggregate amount of Recoveries for the relevant Due Period               $      1,507,202.06

10.    The Default Amount for the relevant Due Period                               $      5,194,456.24

Collections

11.    The aggregate amount of Collections of Principal Receivables
       for the relevant Due Period                                                  $     89,216,231.24

12.    The aggregate amount of Collections of Finance Charge
       Receivables for the relevant Due Period                                      $     15,065,654.59

13.    The aggregate amount of interest earnings (net of losses
       and investment expenses) on the Excess Funding
       Account for the relevant Due Period                                          $              0.00

14.    The aggregate amount of Collections processed for the relevant
       Due Period (sum of lines 9+11+12+13)                                         $    105,789,087.89

                                                                                     -------------------
                                                                                     -------------------
15.    The average Discount Percentage for the relevant Due Period                  %              0.00%
                                                                                     -------------------
                                                                                     -------------------

Invested Amounts

16.    The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $     18,000,000.00
                  b.  Class B                                                       $     22,500,000.00
                  c.  Collateral Indebtedness Interest                              $     29,250,000.00
                  d. Class D                                                        $     11,250,000.00
                                                                                     -------------------
                                                                                     -------------------
                  e.  Total Invested Amount (sum of a - d)                          $     81,000,000.00

17.    The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $     20,000,000.00
                  b.  Class B                                                       $      2,100,000.00
                                                                                     -------------------
                                                                                     -------------------
                  c.  Total Invested Amount (sum of a - b)                          $     22,100,000.00

18.    The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $    365,000,000.00
                  b.  Class B                                                       $     57,500,000.00
                  c.  Collateralized Trust Obligation                               $     47,500,000.00
                  d.  Class D                                                       $     30,000,000.00
                                                                                     -------------------
                                                                                     -------------------
                  e.  Total Invested Amount (sum of a - d)                          $    500,000,000.00

19.    The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $    200,750,000.00
                  b.  Class B                                                       $     31,625,000.00
                  c.  Collateralized Trust Obligation                               $     26,125,000.00
                  d.  Class D                                                       $     16,500,000.00
                                                                                     -------------------
                                                                                     -------------------
                  e.  Total Invested Amount (sum of a - d)                          $    275,000,000.00

20.    The Series 2001-1 Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $    121,000,000.00
                  b.  Class B                                                       $      6,700,000.00
                                                                                     -------------------
                                                                                     -------------------
                  c.  Total Invested Amount (sum of a - b)                          $    127,700,000.00

21.    The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       relevant Due Period                                                          $  1,005,800,000.00

Investor Amounts

22.    The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $    162,000,000.00
                  b.  Class B                                                       $     22,500,000.00
                  c.  Collateral Indebtedness Interest                              $     29,250,000.00
                  d.  Class D                                                       $     11,250,000.00
                                                                                     -------------------
                                                                                     -------------------
                  e.  Total Investor Amount (sum of a - d)                          $    225,000,000.00

23.    The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $     20,000,000.00
                  b.  Class B                                                       $      2,100,000.00
                                                                                     -------------------
                                                                                     -------------------
                  c.  Total Investor Amount (sum of a - b)                          $     22,100,000.00

24.    The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $    365,000,000.00
                  b.  Class B                                                       $     57,500,000.00
                  c.  Collateralized Trust Obligation                               $     47,500,000.00
                  d.  Class D                                                       $     30,000,000.00
                                                                                     -------------------
                                                                                     -------------------
                  e.  Total Adjusted Invested Amount (sum of a - d)                 $    500,000,000.00

25.    The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $    200,750,000.00
                  b.  Class B                                                       $     31,625,000.00
                  c.  Collateralized Trust Obligation                               $     26,125,000.00
                  d.  Class D                                                       $     16,500,000.00
                                                                                     -------------------
                                                                                     -------------------
                  e.  Total Adjusted Invested Amount (sum of a - d)                 $    275,000,000.00

26.    The Series 2001-1 Investor Amounts as of the end of the last day of the relevant Due Period
                  a.  Class A                                                       $    121,000,000.00
                  b.  Class B                                                       $      6,700,000.00
                                                                                     -------------------
                                                                                     -------------------
                  c.  Total Investor Amount (sum of a - b)                          $    127,700,000.00

27.    The aggregate Investor Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       relevant Due Period                                                          $  1,149,800,000.00

Series 2000-1 Allocation Percentages

28.    The Fixed Percentage with respect to the relevant
       Due Period
                  a.  Class A                                                                      0.00%
                  b.  Class B                                                                      0.00%
                  c.  Collateralized Trust Obligation                                              0.00%
                  d.  Class D                                                                      0.00%
                                                                                     -------------------
                                                                                     -------------------
                  e.  Series 2000-1 Total                                                          0.00%
                                                                                     -------------------
                                                                                     -------------------

29.    The Floating Percentage with respect to the relevant
       Due Period
                  a.  Class A                                                                     35.99%
                  b.  Class B                                                                      5.67%
                  c.  Collateralized Trust Obligation                                              4.68%
                  d.  Class D                                                                      2.96%
                                                                                     -------------------
                                                                                     -------------------
                  e.  Series 2000-1 Total                                                         49.30%
                                                                                     -------------------
                                                                                     -------------------

Allocation of Collections

30.    The Series 2000-1 allocation of Collections of Principal
       Receivables for the relevant Due Period (line 29 times
       line 11)
                  a.  Class A                                                       $     32,107,617.73
                  b.  Class B                                                       $      5,058,049.37
                  c.  Collateralized Trust Obligation                               $      4,178,388.61
                  d.  Class D                                                       $      2,638,982.28
                                                                                   ---------------------
                                                                                   ---------------------
                  e.  Series 2000-1 Total                                           $     43,983,037.98
                                                                                   ---------------------
                                                                                   ---------------------

31.    The Series 2000-1 allocation of Collections of Finance
       Charge Receivables for the relevant Due Period (line 29
       times line 12)
                  a.  Class A                                                       $      5,421,908.90
                  b.  Class B                                                       $        854,136.33
                  c.  Collateralized Trust Obligation                               $        705,590.88
                  d.  Class D                                                       $        445,636.35
                                                                                   ---------------------
                                                                                   ---------------------
                  e.  Series 2000-1 Total                                           $      7,427,272.47
                                                                                   ---------------------
                                                                                   ---------------------

Portfolio Yield and Delinquencies

32.    The Portfolio Yield for the relevant Due Period (including
       Shared Excess Finance Charge Collections, if allocated)
       with respect to Series 2000-1                                                %             11.68%

33.    The 3-month average Portfolio Yield for the three most recent
       Due Periods                                                                  %             14.22%

34.    The Base Rate for the relevant Due Period                                    %              5.91%

35.    The 3-month average Base Rate for the three most recent
       Due Periods                                                                  %              6.07%

36.    Average Portfolio Yield less average Base Rate                               %              8.15%

37.    The amount of Shared Excess Finance Charge Collections
       allocable to Series 2000-1 with respect to any Finance Charge
       Shortfall in such Series for the relevant Due Period                         $              0.00

38. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                     -------------------
                                                                                     -------------------
                       (a)     Delinquent 31 to 60 days                             $     21,907,016.26
                                                                                     -------------------
                                                                                     -------------------
                       (b)     Delinquent 61 to 90 days                             $     14,300,568.44
                                                                                     -------------------
                                                                                     -------------------
                       (c)     Delinquent 91 days or more                           $     27,427,518.87
                                                                                     -------------------
                                                                                     -------------------

Determination of Monthly Interest

39.    Class A Monthly Interest:
                  a.  Class A Monthly Interest                                      $      1,055,356.94
                  b.  Funds allocated and available to pay Class A
                       Monthly Interest for relevant Due Period (4.3a)              $      5,421,908.90
                  c.  Class A Interest Shortfall (a less b)                         $              0.00
                  d.  Class A Additional Interest                                   $              0.00

40.    Class B Monthly Interest:
                  a.  Class B Monthly Interest                                      $        182,354.86
                  b.  Funds allocated and available to pay Class B
                       Monthly Interest for relevant Due Period (4.3b)              $        854,136.33
                  c.  Class B Interest Shortfall (a less b)                         $              0.00
                  d.  Class B Additional Interest                                   $              0.00

41.    CTO Monthly Interest and Class D Monthly Interest:
                  a.  CTO/Class D Monthly Interest                                  $        282,552.08
                  b.  Funds allocated and available to pay CTO/
                       Class D Monthly Interest for relevant Due Period             $      1,151,227.23
                  c.  CTO/Class D Interest Shortfall (a less b)                     $              0.00
                  d.  CTO/Class D Additional Interest                               $              0.00

Accumulation Period

42.               Required Accumulation Factor Number                                             12.00
43.               Accumulation Period Factor                                                       1.00
44.               Accumulation Period Length                                                      12.00
45.               Accumulation Period Commencement Date                                February 1, 2002

Determination of Monthly Principal

46.    Class A Monthly Principal (pursuant to section 4.4a):
               (X)a.  Fixed Allocation Percentage of Principal Receivable
                      Collections + Shared - Reallocated Coll. Applied              $              0.00
               (Y)a.  Controlled Accumulation Amount                                $              0.00
                  b.  Deficit Controlled Accumulation Amount                        $              0.00
                  c.  Controlled Deposit Amount                                     $              0.00
               (Z)a.  Class A Invested Amount as of beginning of Due Period         $    365,000,000.00
       Class A Monthly Principal (the least of x,y,z)                               $              0.00

47.    Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after principal funding acct balance= O/S prin bal of
Class A Cert.)
               (X)a.  Fixed Allocation Percentage of Principal Receivable
                      Collections + Shared - Reallocated Collections
                      Applied - Class A Monthly Principal                           $              0.00
               (Y)a.  Controlled Accumulation Amount                                $              0.00
                  b.  Deficit Controlled Accumulation Amount                        $              0.00
                  c.  Controlled Deposit Amount                                     $              0.00
               (Z)a.  Class B Invested Amount as of beginning of Due Period         $     57,500,000.00
       Class B Monthly Principal (the least of x,y,z)                               $              0.00

48.    CTO Monthly Principal (pursuant to section 4.4c)
               (X)a.  Available Principal Collections - Class A Monthly
                      Principal and Class B Monthly Principal                       $              0.00
               (Y)a.  Controlled Accumulation Amount                                $              0.00
                  b.  Deficit Controlled Accumulation Amount                        $              0.00
                  c.  Controlled Deposit Amount                                     $              0.00
               (Z).a. CTO Invested Amount as of beginning of Due Period             $     47,500,000.00
       CTO Monthly Principal (the least of x,y,z)                                   $              0.00

49.    Class D Monthly Principal (pursuant to section 4.4d)
       (distributable only after CTO is paid in full)                               $              0.00

Available Funds

50.    Class A Available Funds
                  a.  Class A Finance Charge allocation (line 31a)                  $      5,421,908.90
                  b.  Class A Cap Payment                                           $              0.00
                  c.  The amount of Principal Funding Investment Proceeds and
                       Reserve Account Investment Proceeds for such prior
                       Due Period                                                   $              0.00
                  d.  Any amount of Reserve Account withdrawn and
                       included in Class A Available Funds (section 4.14d)          $              0.00
                  e.  Class A Available Funds (sum a-d)                             $      5,421,908.90

51.    Class B Available Funds
                  a.  Class B Finance Charge allocation (line 31b)                  $        854,136.33
                  b.  Class B Cap Payment                                           $              0.00
                  c.  The amount of Principal Funding Investment Proceeds and
                      Reserve Account Investment Proceeds for such prior
                       Due Period                                                   $              0.00
                  d.  Any amount of Reserve Account withdrawn and
                       included in Class B Available Funds (section 4.14d)          $              0.00
                  e.  Class B Available Funds (sum a-d)                             $        854,136.33

52.    CTO Available Funds:
                  a.  CTO Finance Charge allocation (line 31c)                      $        705,590.88
                  b.  On or After CTO Principal Commencement Date, the
                       amount of Principal Funding Investment Proceeds for
                       such prior Due Period                                        $              0.00
                  c.  Any amount of Reserve Account withdrawn and
                       included in CTO Available Funds (section 4.14d)              $              0.00
                  d.  CTO Available Funds (sum a-c)                                 $        705,590.88

53.    Class D Available Funds
                  a.  Class D Finance Charge allocation (line 31d)                  $        445,636.35

Reallocated Principal Collections

54.    Class D Subordinated Principal Collections (to the extent                    $              0.00
       needed to fund Required Amounts)

55.    Collateral Subordinated Principal Collections (to the extent                 $              0.00
       needed to fund Required Amounts)

56.    Class B Subordinated Principal Collections (to the extent                    $              0.00
       needed to fund Required Amounts)

57.    Total Reallocated Principal Collections                                      $              0.00

Investor Default Amounts

58.    Class A Investor Default Amount                                              $      1,869,408.88
                                                                                                   6.12%

59.    Class B Investor Default Amount                                              $        294,495.92
                                                                                                   6.12%

60.    CTO Investor Default Amount                                                  $        243,279.24
                                                                                                   6.12%

61.    Class D Investor Default Amount                                              $        153,650.05
                                                                                                   6.12%

62.    Aggregate Investor Default Amount                                            $      2,560,834.09
                                                                                                   6.12%
Allocable Amounts for Series 2000-1

63.    The Allocable Amount for Series 2000-1 as of the end of the
       relevant Due Period (Inv Default Amt + Series 00-1 Adjust Amt)               $      1,869,408.88
            Class A                                                                 $        294,495.92
            Class B                                                                 $        243,279.24
            Class C                                                                 $        153,650.05
                                                                                     -------------------
                                                                                     -------------------
            Class D                                                                 $      2,560,834.09
       Aggregate Allocable Amount

Required Amounts for Series 2000-1
----------------------------------
64.    Class A Required Amount (section 4.5a)
                  a.  Class A Monthly Interest for current Distribution
                       Date                                                         $      1,055,356.94
                  b.  Class A Monthly Interest previously due but not
                       paid                                                         $              0.00
                  c.  Class A Additional Interest for prior Due Period
                       or previously due but not paid                               $              0.00
                  d.  Class A Investor Allocable Amount                             $      1,869,408.88
                  e.  Class A Servicing Fee (if FNANB is no longer
                       servicer)                                                    $              0.00
                  f.  Class A Available Funds                                       $      5,421,908.90
                  g.  Class A Required Amount (sum of a-e minus f)                  $              0.00

65.    Class B Required Amount (section 4.5b)
                  a.  Class B Monthly Interest for current Distribution
                       Date                                                         $        182,354.86
                  b.  Class B Monthly Interest previously due but not
                       paid                                                         $              0.00
                  c.  Class B Additional Interest for prior Due Period
                       or previously due but not paid                               $              0.00
                  d.  Class B Servicing Fee (if FNANB is no longer
                       servicer)                                                    $              0.00
                  e.  Class B Available Funds                                       $        854,136.33
                  f.  Excess of Class B Allocable Amount over
                       funds available to make payments (section 4.8d)              $              0.00
                  g.  Class B Required Amount ((sum of a-d) minus e
                       plus f)                                                      $              0.00

66.    CTO Required Amount (section 4.5c)
                  a.  CTO/Class D Monthly Interest for current
                       Distribution date                                            $        282,552.08
                  b.  CTO/Class D Monthly Interest previously
                       due but not paid                                             $              0.00
                  c.  CTO/Class D Additional Interest for prior
                       Due Period or previously due but not paid                    $              0.00
                  d.  CTO/Class D Servicing Fee (if FNANB is
                       no longer servicer)                                          $              0.00
                  e.  CTO/Class D Available Funds                                   $      1,151,227.23
                  f.   Excess of Collateral/Class D Allocable Amount
                       over funds available to make payments                        $              0.00
                  g.  CTO/Class D Required Amount ((sum of
                       a-d) minus e plus f)                                         $              0.00

Investor Charge-Offs

67.    The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust
       Obligation Amount and Class D Invested Amount
                  a.  Class A                                                       $              0.00
                  b.  Class B                                                       $              0.00
                  c.  Collateralized Trust Obligation Amount                        $              0.00
                  d.  Class D                                                       $              0.00

68.    The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
       Invested Amount
                  a.  Class B                                                       $              0.00
                  b.  Collateralized Trust Obligation Amount                        $              0.00
                  c.  Class D                                                       $              0.00

69.    The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                  a.  Collateralized Trust Obligation Amount                        $              0.00
                  b.  Class D                                                       $              0.00

Servicing Fee
       (2% of total Invested Amount)
70.    Class A Servicing Fee for the relevant Due Period                            $        608,333.33

71.    Class B Servicing Fee for the relevant Due Period                            $         95,833.33

72.    CTO Servicing Fee for the relevant Due Period                                $         79,166.67

73.    Class D Servicing Fee for the relevant Due Period                            $         50,000.00

Reserve Account

74.    Lowest historical 3 month average Portfolio Yield less 3 month
       average Base Rate (must be > 4%, or line 75 will adjust accordingly)         %              5.19%

75.    Reserve Account Funding Date (based on line 74)                                         12/17/01

76.    Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Class A, Class B, and CTO O/S Certificates)     $              0.00

77.    Covered Amount                                                               $              0.00


78.    Available Reserve Account Amount
                  a.  Reserve Draw Amount (covered amount - p.f. proceeds)          $              0.00
                  b.  Reserve Account Investment Proceeds                           $              0.00
                  c.  Amount on deposit in the Reserve Account at the end of
                       the relevant Due Period less Investment Proceeds             $              0.00
                  d.  Required Reserve Account Amount (line 76)                     $              0.00
                  e.  Available Reserve Account Amount (after Reserve Draw)         $              0.00
                                                                                     -------------------
                                                                                     -------------------
                  f.   Required Reserve Account Deposit on Distribution Date        $              0.00
                                                                                     -------------------
                                                                                     -------------------

Principal Funding Account

79.    Principal Funding Account Balance at the beginning of the Due Period
       less investment proceeds.                                                    $              0.00

80.    a.  Daily Deposits to the Principal Funding Account during the
            relevant Due Period (pursuant to sec 4.6f)                              $              0.00
       b.  Principal Funding Account Investment Proceeds                            $              0.00

81.    Withdrawals from the Principal Funding Account during the relevant
       Due Period                                                                   $              0.00

82.    Principal Funding Account Balance as of the last day of the
       relevant Due Period less investment proceeds.                                $              0.00

83.    Average Excess Spread Percentage for three consecutive Due Periods           %              8.15%

84.    Available Spread Account Amount
                  a.  Spread Account Balance at the beginning of the Due Period     $              0.00
                  b.  Spread Account Draw Amount                                    $              0.00
                  c.  Spread Account Investment Proceeds                            $              0.00
                  d.  Amount on Deposit in the Spread Account at end of relevant
                       Due Period less Spread Acct Investment Proceeds              $              0.00
                  e.  Required Spread Account Amount                                $              0.00
                  f.  Available Spread Account Amount (lesser of d and e)           $              0.00

85.    Spread Account deficiency, deposit to Spread Account                         $              0.00

86.    Spread Account Surplus                                                       $              0.00


87.    LIBOR Determination date for the relevant Due Period                                   13-Sep-01


88.    LIBOR rate for the relevant Due Period                                       %            3.4875%


       As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.



                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of October, 2001


                                    FIRST NORTH AMERICAN NATIONAL BANK,
                                    as Servicer


                                    By ____________________________________
                                    Name:  Philip J. Dunn
                                    Title:  Vice President